Supplier Financing (Supplier Financing [Member])	12 Months Ended
Dec. 31, 2013
Supplier Financing [Member]
Debt

8. Supplier Financing

In 2011, the Company purchased certain laboratory equipment under financing agreements with a supplier, a business owned by a member of the Company’s board of directors, totaling approximately $256,000. Financing was granted for the purchase of the equipment at a stated interest rate of 0.0%. The Company has utilized its average interest rate for 2012 and 2013 of 8.0% to amortize the payments and record interest expense of approximately $17,000 and $5,000 for the years ended December 31, 2012 and 2013, respectively, utilizing the effective interest expense method. The remaining balance owed under these financing agreements was approximately $60,000 and $66,000 as of December 31, 2012 and 2013, respectively. The remaining balance owed under these financing agreements was due in 2013 (see Note 18).

In 2011, the Company purchased laboratory software under a financing agreement with a supplier for approximately $177,000. This software financing agreement bears an interest rate of 7.4% per annum. The balance owed under these financing agreements was approximately $62,000 at both December 31, 2012 and 2013.

In 2012 and 2013, the Company obtained third-party financing for certain business insurance premiums. The financing bears an interest rate of 5.95% per annum, and all financing is due within one year. The balances due under these annual financing arrangements were approximately $129,000 and $91,000 as of December 31, 2012 and 2013, respectively.